SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

October 15, 2003

Date of Report (date of earliest event reported)

CELERITEK, INC.

(Exact name of Registrant as specified in its charter)

California	0-23576	77-0057484

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3236 Scott Boulevard
Santa Clara, California 95054

(Address of principal executive offices)

(408) 986-5060

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Text of Earnings Release dated October 15, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

On October 15, 2003, Celeritek, Inc. issued an earnings release announcing its financial results for its second fiscal quarter ended September 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELERITEK, INC.

Date: October 15, 2003	By:	/s/ Margaret E. Smith Margaret E. Smith Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release dated October 15, 2003*

*	This exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.